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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 25, 2003


        IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
           Agreement, dated as of September 1, 2003, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization
               Trust 2003-A11, Mortgage Pass-Through Certificates,
                                 Series 2003-K).

                                IndyMac MBS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-102888                95-4791925
----------------------------          ----------                ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


155 North Lake Avenue
Pasadena, California                                 91101
--------------------                               ---------
(Address of Principal                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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

Item 5. Other Events.
        ------------

        Filing of Certain Materials

        In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2003-K (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1 Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1)

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:  /s/ Victor H. Woodworth
                                                 -----------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: September 29, 2003


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                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                       5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
        5.1 and 8.1)                                                       5